Commitments And Contingencies	12 Months Ended
Dec. 31, 2012
Commitments And Contingencies [Abstract]
Commitments And Contingencies
NOTE 6:	COMMITMENTS AND CONTINGENCIES

a.

Commtouch Software Ltd., which was incorporated in Israel, partially financed its research and development expenditures under programs sponsored by the Office of Chief Scientist ("OCS") for the support of certain research and development activities conducted in Israel.

In connection with its research and development, the Company received $1,354 of participation payments from the OCS. In return for the OCS's participation, the Company is committed to pay royalties at a rate of 3% of sales of the developed product, up to 100% of the amount of grants received (100% plus interest at LIBOR). The Company's total commitment for royalties payable with respect to future sales, based on OCS participations received or accrued, net of royalties paid or accrued, totaled approximately $1,210 as of December 31, 2012. For the years ended December 31, 2012, 2011 and 2010, the amounts of $58, $61 and $17, respectively, were recorded as cost of revenues with respect to royalties due to the OCS.

	b.	Operating leases:

The Company leases its facility in Israel under an operating lease agreement expiring on April 30, 2018. The subsidiaries in Iceland and Germany lease their facilities in Iceland and in Germany under operating lease agreements expiring on September 30, 2016 and December 31, 2015, respectively.

The US subsidiary leases its facilities in California, Florida and Washington D.C under operating lease agreements expiring on April 16, 2016, August 31, 2013 and February 28, 2015, respectively

Facilities rent expense for 2010, 2011 and 2012 was approximately $352, $410 and $531, respectively.

Annual minimum future lease payments due under the above agreements (and motor vehicle leases, which expire in 2013), at the exchange rate in effect on December 31, 2012, are approximately as follows:

2013	$1,033
2014	952
2015	835
2016	461
2017	330
2018	110

$3,721

c.

(1) During late 2010, one of the Company's customers, among others, was named as a defendant in a patent infringement claim in a United States District Court involving four distinct patents. In September 2011, the Company received an indemnification notification from the customer indicating that one or two of those patents may relate to Commtouch technology, and the customer was reserving its rights. During early 2013, the Company learned that its customer is negotiating a settlement of the matter, and the Company has been asked to contribute a portion towards the settlement. It is too early in the negotiations process to anticipate the outcome of the settlement negotiations and the Company possible contribution towards any final settlement.

(2) In December 2012, the U.S. subsidiary of the Company filed a lawsuit in the Superior Court of the State of California against one of its customers. The lawsuit includes a claim for breach of contract. In mid-April 2013, the customer filed its formal answer and a cross-complaint to the Company's complaint. The Company's lawsuit alleges damages in excess of $7,000, while the customer's cross-complaint does not set forth a fixed amount that it is seeking. It is expected that the discovery phase of the litigation will commence in the near future.